UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – April 28, 2011

LOCKHEED MARTIN CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-11437	52-1893632
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6801 Rockledge Drive, Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)

(301) 897-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Lockheed Martin Corporation held its Annual Meeting of Stockholders on April 28, 2011. Of the 349,522,951 shares outstanding and entitled to vote, 320,127,871 shares were represented at the meeting, or a 91.59% quorum. The final results of voting for each matter submitted to a vote of stockholders at the meeting are as follows:

Proposal 1 – Election of Directors

•

Elected the following eleven individuals to the Board of Directors to serve as directors until the Annual Meeting of Stockholders in 2012 and until their successors have been duly elected and qualified:

	Votes Cast For	Votes Cast Against	Votes Cast Abstain	Broker Non-Votes

Nolan D. Archibald	280,903,632	10,769,291	3,104,549	25,350,098

Rosalind G. Brewer	284,245,839	7,381,256	3,150,678	25,350,098

David B. Burritt	268,092,739	23,468,704	3,216,170	25,350,098

James O. Ellis, Jr.	285,940,623	5,776,702	3,060,448	25,350,098

Thomas J. Falk	284,257,038	7,203,726	3,315,657	25,350,098

Gwendolyn S. King	281,004,409	10,684,083	3,089,277	25,350,098

James M. Loy	273,955,981	17,765,135	3,056,653	25,350,098

Douglas H. McCorkindale	266,306,672	25,256,609	3,214,488	25,350,098

Joseph W. Ralston	274,872,367	16,817,571	3,087,831	25,350,098

Anne Stevens	266,139,917	25,668,898	2,968,958	25,350,098

Robert J. Stevens	285,879,141	6,779,456	2,119,172	25,350,098

Proposal 2 – Ratification of Appointment of Independent Auditors

•

Ratified the appointment of Ernst & Young LLP as the Corporation’s independent auditors for the year ended December 31, 2011. There were 314,014,920 votes for the appointment, 4,478,001 votes against the appointment, and 1,634,850 abstentions.

Proposal 3 – Adoption of Lockheed Martin Corporation 2011 Incentive Performance Award Plan

•

Approved the proposal to adopt the Lockheed Martin Corporation 2011 Incentive Performance Award Plan. There were 205,898,914 votes for the proposal, 86,213,839 votes against the proposal, 2,663,472 abstentions, and 25,350,098 broker non-votes

Proposal 4 – Approval of the Compensation of our Named Executive Officers (“Say-on-Pay”)

•

Approved, on an advisory basis (non-binding), the compensation of the Corporation’s named executive officers as described in the Compensation Discussion and Analysis and the accompanying tables in our 2011 proxy statement. There were 193,144,602 votes for the proposal, 88,109,104 votes against the proposal, 13,524,047 abstentions, and 25,350,098 broker non-votes

Proposal 5 – Frequency of Holding Future Advisory Votes on the Compensation of our Named Executive Officers

•

Approved, on an advisory basis (non-binding), a frequency period of every year (an annual vote) for future votes on say-on-pay. There were 245,140,119 votes cast for a frequency period of every one year, 4,512,613 votes cast for a frequency period of every two years, 42,974,157 votes cast for a frequency period of every three years, 2,141,752 abstentions and 25,350,098 broker non-votes

In addition, the Corporation has decided, consistent with the Board’s recommendation and the vote of stockholders, to submit a separate resolution on the compensation of executives to stockholders for an advisory vote annually in its proxy materials until the next required vote on the frequency of stockholder votes on the compensation of executives (which would be at the 2017 Annual Meeting of Stockholders unless presented earlier).

Proposal 6 – Stockholder Proposal by John Chevedden

•

Rejected a stockholder proposal to permit stockholder action by written consent. There were 107,500,872 votes for the proposal, 183,764,506 votes against the proposal, 3,511,673 abstentions and 25,350,098 broker non-votes.

Item 9.01.	Exhibits.

Exhibit No.	Description

10.1	Lockheed Martin Corporation 2011 Incentive Performance Award Plan (incorporated by reference to Appendix A to the Corporation’s definitive proxy statement on Schedule 14A with the Securities and Exchange Commission on March 11, 2011).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCKHEED MARTIN CORPORATION

/s/ David A. Dedman
David A. Dedman
Vice President and Associate General Counsel

April 28, 2011

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